THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

                            SECURED CONVERTIBLE NOTE

Houston, Texas
______________, 2006                                             $______________

      FOR VALUE RECEIVED, HEALTHRENU MEDICAL, INC., a Nevada corporation (hereinafter called the "Borrower"), hereby promises to pay to the order of ______________ or registered assigns (the "Holder") the sum of ______________ ($______________), on ______________ (the "Maturity Date"), and to pay interest on the unpaid principal balance hereof at the rate of eight percent (8%) per annum from ______________ (the "Issue Date") until the same becomes due and payable, whether at maturity or upon acceleration or by prepayment or otherwise. Interest shall commence accruing on the issue date, shall be computed on the basis of a 365-day year and the actual number of days elapsed and shall be payable annually in shares of common stock, $.001 per value per share, of the Borrower (the "Common Stock") valued at the then applicable Conversion Price (as herein defined) on December 31 of each year beginning on December 31, 2006, or at the time of conversion of the principal to which such interest relates in accordance with Article I below.

      All payments due hereunder (to the extent not converted into Common Stock in accordance with the terms hereof) shall be made in shares of Common Stock of the Borrower valued at the then applicable Conversion Price. All payments shall be made at such address as the Holder shall hereafter give to the Borrower by written notice made in accordance with the provisions of this Note.

      Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day and, in the case of any interest payment date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of interest due on such date. As used in this Note, the term "business day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the city of New York, New York are authorized or required by law or executive order to remain closed. Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in that certain Subscription Agreement and the Borrower to which this Note relates, as amended from time to time, pursuant to which the Holder subscribed to purchase this Note (the "Subscription Agreement").

      This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the Borrower and will not impose personal liability upon the Holder thereof.

      The following terms shall apply to this Note:

1.    CONVERSION RIGHTS

      The Holder shall have the following conversion rights with respect to this Note (the "Conversion Rights"):

            A. Right to Convert. At any time on or after the date on the Note, the Holder may, at such Holder's option, elect to convert (a "Voluntary Conversion") all or any portion of this Note into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price (as defined below) then in effect as of the date of the delivery by the Holder of its notice of election to convert. In the event of a liquidation, dissolution or winding up of the Company, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to any security holder of the Company. In the event of such a liquidation, dissolution or winding up, the Company shall provide to the Holder notice of such liquidation, dissolution or winding up, which notice shall be sent at least fifteen (15) days prior to the termination of the Conversion Rights.

            B. Mechanics of Voluntary Conversion. The Voluntary Conversion of this Note shall be conducted in the following manner:

                  1. Holder's Delivery Requirements. To convert this Note into full shares of Common Stock on any date (the "Voluntary Conversion Date"), the Holder thereof shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 5:00 p.m., New York time on such date, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice"), to the Company, and (B) surrender to a common carrier for delivery to the Company as soon as practicable following such Voluntary Conversion Date but in no event later than three (3) business days after such date this Note and the originally executed Conversion Notice.

                  2. Company's Response. Upon receipt by the Company of a copy of the fully executed Conversion Notice, the Company or its designated transfer agent (the "Transfer Agent"), as applicable, shall, within three (3) business days following the date of receipt by the Company of the fully executed Conversion Notice (so long as this Note and original Conversion Notice are received by the Company on or before such third business day), issue and deliver to the Holder as specified in the Conversion Notice, registered in the name of the Holder or its designee, the number of shares of Common Stock to which the Holder shall be entitled.

                  3. Dispute Resolution. In the case of a dispute as to the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion, the Company shall cause its Transfer Agent to promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the arithmetic calculations to the Holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of such Holder's Conversion Notice. If such Holder and the Company are unable to agree upon the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed arithmetic calculation being submitted to the Holder, then the Company shall within one (1) business day submit via facsimile the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to the Company's independent, outside accountant. The Company shall cause the accountant to perform the calculations and notify the Company and the Holder of the results no later than seventy-two (72) hours from the time it receives the disputed calculations. Such accountant's calculation shall be binding upon all parties absent manifest error. The reasonable expenses of such accountant in making such determination shall be paid by the Company, in the event the Holder's calculation was correct, or by the Holder, in the event the Company's calculation was correct, or equally by the Company and the Holder in the event that neither the Company's or the Holder's calculation was correct. The period of time in which the Company is required to effect conversions under this Certificate of Designation shall be tolled with respect to the subject conversion pending resolution of any dispute by the Company made in good faith and in accordance with this Section.

                  4. Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

            C. Mandatory Conversion.

                  1. If this Note is outstanding in whole or in part on the Mandatory Conversion Date it shall automatically and without any action on the part of the Holder, convert into a number of fully paid and nonassessable shares of Common Stock equal to the quotient of (i) $1,000 divided by (ii) the Conversion Price in effect on the Mandatory Conversion Date.

                  2. As used herein, "Mandatory Conversion Date" shall be the date that is three years after the date of issuance of this Note. The Mandatory Conversion Date and the Voluntary Conversion Date collectively are referred to herein as the "Conversion Date."

                  3. On the Mandatory Conversion Date, any amounts outstanding under this Note shall be converted automatically without any further action by the Holder and whether or not this Note surrendered to the Company or its Transfer Agent; provided, however, that the Company shall not be obligated to issue the shares of Common Stock issuable upon conversion of this Note unless this Note is either delivered to the Company or the Holder notifies the Company that such Note has been lost, stolen, or destroyed, and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith. Upon the occurrence of the automatic conversion of this Note pursuant to this Section, the Holder shall surrender this Note to the Company and the Company shall cause its Transfer Agent to deliver the shares of Common Stock issuable upon such conversion (in the same manner set forth in Section I C.2.) to the Holder within three (3) business days of the Holder's delivery of this Note.

            D. Conversion Price. The term "Conversion Price" shall mean the Variable Conversion Price (as defined herein) (subject to adjustments as set forth herein). The "Variable Conversion Price" shall mean the Applicable Percentage (as defined herein) multiplied by the Market Price (as defined herein). "Market Price" means the average of the average Trading Prices (as defined below) for the Common Stock during the ten (10) Trading Day (as defined below) period ending one Trading Day prior to the date the Conversion Notice is sent by the Holder to the Company via facsimile (the "Conversion Date"). "Trading Price" means, for any security as of any date, the lowest intraday trading price on the Over-the-Counter Bulletin Board (the "OTCBB") as reported by a reliable reporting service mutually acceptable to and hereafter designated by holders of a majority the Notes and the Company or, if the OTCBB is not the principal trading market for such shares of Common Stock, the lowest intraday trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no intraday trading price of such security is available in any of the foregoing manners, the average of the lowest intraday trading prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Trading Price cannot be calculated for such security on such date in the manner provided above, the Trading Price shall be the fair market value as mutually determined by the Company and the holders of a majority of the shares of Notes being converted for which the calculation of the Trading Price is required in order to determine the Conversion Price of such Notes. "Trading Day" shall mean any day on which the Common Stock is traded for any period on the OTCBB, or on the principal securities exchange or other securities market on which the Common Stock is then being traded. "Applicable Percentage" shall mean 80.0%.

            E. Adjustments of Conversion Price.

                  1. Adjustment for Certain Dividends and Distributions. If the Company shall at any time or from time to time after the date of this Note, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the holder of this Note shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Company which they would have received had their Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such Note (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section with respect to the rights of the Holder of this Note; provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and provided further, however, that no such adjustment shall be made if the Holder of this Note simultaneously receives a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as the Holder would have received if this Note had been converted into Common Stock on the date of such event.

                  2. Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the date of this Note shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of stock dividends provided for herein, or a reorganization, merger, consolidation, or sale of assets provided for herein), then, and in each event, an appropriate revision to the Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such Note might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

                  3. Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the date of this Note there shall be a capital reorganization of the Company (other than by way of stock dividends or distributions provided for herein, or a reclassification, exchange or substitution of shares provided for herein), or a merger or consolidation of the Company with or into another corporation where the holders of outstanding voting securities prior to such merger or consolidation do not own over 50% of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section with respect to the rights of the Holder of this Note after the Organic Change to the end that the provisions of this Section (including any adjustment in the Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

                  4. Consideration for Stock. In case any shares of Common Stock or Convertible Securities other than this Note, or any rights or warrants or options to purchase any such Common Stock or convertible securities, shall be issued or sold:

                  (1) in connection with any merger or consolidation in which the Company is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Company shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, convertible securities, rights or warrants or options, as the case may be; or

                  (2) in the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Company shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of this Note, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of this Note. In the event any consideration received by the Company for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board of Directors of the Company. In the event Common Stock is issued with other shares or securities or other assets of the Company for consideration which covers both, the consideration computed as provided in this Section shall be allocated among such securities and assets as determined in good faith by the Board of Directors of the Company.

            F. No Impairment. The Company shall not, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith, assist in the carrying out of all the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holders of this Note against impairment. and the proceeds of which shall be payable to such holder in the event it obtains judgment.

            G. Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Conversion Price or number of shares of Common Stock issuable upon conversion of this Note, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder of this Note a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon written request of the Holder, at any time, furnish or cause to be furnished to such Holder a like certificate setting forth such adjustments and readjustments, the Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Company shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent of such adjusted amount.

            H. Issue Taxes. The Company shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

            I. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile or three (3) business days following being mailed by certified or registered mail, postage prepaid, return-receipt requested, addressed to the Holder of record at its address appearing on the books of the Company. The Company will give written notice to the Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock and in no event shall such notice be provided to such Holder prior to such information being made known to the public. The Company will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to such Holder prior to such information being made known to the public.

            J. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading immediately preceding the Voluntary Conversion Date or Mandatory Conversion Date, as applicable, or the Company, at the Company's option, shall round up the shares of Common Stock to be issued to the next whole share.

            K. Reservation of Common Stock. The Company shall, so long as this
Note is outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of this Note then outstanding.

            L. Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Company shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

            M. Irrevocable Nature of Conversion Notice. The Company agrees that it shall have no discretion to dishonor or otherwise not fully comply with a duly executed notice of conversion received by the Company in accordance with the terms of this Note. The Company agrees that it shall provide Holder with a certificate representing the number of shares acquired pursuant to such notice of conversion or upon the Mandatory Conversion Date, as applicable, within three business days after the Company's receipt of a Conversion Notice or the Note, as applicable.

2.    EVENTS OF DEFAULT

If any of the following events of default (each, an "Event of Default") shall occur:

            A. Failure to Pay Principal or Interest.

            The Borrower fails to pay the principal hereof or interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise;

            B. Conversion and the Shares.

            The Borrower fails to issue shares of Common Stock to the Holder (or announces or threatens that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, or fails to transfer or cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, and any such failure shall continue uncured (or any announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for ten (10) days after the Borrower shall have been notified thereof in writing by the Holder;

            C. Receiver or Trustee.

            The Borrower or any subsidiary of the Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed;

            D. Bankruptcy.

            Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower which remains unvacated, unbonded or unstayed for a period of thirty (30) days;

then, upon the occurrence and during the continuation of any Event of Default specified in Section 2.A or B, at the option of the Holders of a majority of the aggregate principal amount of the outstanding Notes exercisable through the delivery of written notice to the Borrower by such Holders (the "Default Notice"), and upon the occurrence of an Event of Default specified in Section 2.C or D, the Notes shall become immediately due and payable and the Borrower shall deliver to the Holder, in full satisfaction of its obligations hereunder, shares of Common Stock of the Borrower in an amount equal to the then outstanding principal amount of this Note for purposes of determining the lowest applicable Conversion Price, multiplied by (b) the highest Closing Price for the Common Stock during the period beginning on the date of first occurrence of the Event of Default and ending one day prior to the Mandatory Prepayment Date (the "Default Amount") and all other amounts payable hereunder shall immediately become due and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity. If the Borrower fails to pay the Default Amount within five (5) business days of written notice that such amount is due and payable, then the Holder shall have the right at any time, so long as the Borrower remains in default (and so long and to the extent that there are sufficient authorized shares), to require the Borrower, upon written notice, to immediately issue, in lieu of the Default Amount, the number of shares of Common Stock of the Borrower equal to the Default Amount divided by the Conversion Price then in effect.

5.    SECURITY INTEREST

      Holder shall be given a security interest for the principal amount of the
Note in all of the inventory and accounts receivable of the Company, which security interest shall be subordinate to any security interests held by any purchase money security interest holder, any bank or any financial institution which requests a security interest in our assets for the purpose of financing our operations or purchasing inventory.

4.    MISCELLANEOUS

            A. Failure or Indulgence Not Waiver.

            No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

            B. Notices.

            Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail and shall be deemed to have been given upon receipt if personally served (which shall include telephone line facsimile transmission) or sent by courier or three (3) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail. For the purposes hereof, the address of the Holder shall be as shown on the records of the Borrower; and the address of the Borrower shall be 12777 Jones Road, Suite 481, Houston, TX 77070, facsimile number: 281-890-2587. Both the Holder and the Borrower may change the address for service by service of written notice to the other as herein provided.

            C. Amendments.

            This Note and any provision hereof may only be amended by an instrument in writing signed by the Borrower and the Holder. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

            D. Assignability.

            This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to be the benefit of the Holder and its successors and assigns. Each transferee of this Note must be an "accredited investor" (as defined in Rule 501(a) of the 1933 Act). Notwithstanding anything in this Note to the contrary, this Note may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, subject to all applicable federal and state securities laws.

            E. Governing Law.

            THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

            F. Denominations.

            At the request of the Holder, upon surrender of this Note, the Borrower shall promptly issue new Notes in the aggregate outstanding principal amount hereof, in the form hereof, in such denominations of at least $1,000 as the Holder shall request.

            G. No Preemptive Rights.

            Except as provided in Section 2 hereof no Holder of this Note shall be entitled to rights to subscribe for, purchase or receive any part of any new or additional shares of any class, whether now or hereinafter authorized, or of bonds or debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or any bond, debentures or other evidences of indebtedness convertible into or exchangeable for shares, may be issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.

            [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its duly authorized officer this ____ day of _________________, 2006.

                                        HEALTHRENU MEDICAL, INC.

                                        By:
                                             --------------------
                                             Robert W. Prokos
                                             President & Chief Executive Officer

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

      The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.001 per share ("Common Stock"), of HealthRenu Medical, Inc., a Nevada corporation (the "Borrower") according to the conditions of the convertible Notes of the Borrower dated as of __________ (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each Note is attached hereto (or evidence of loss, theft or destruction thereof).

      The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

                  Date of Conversion:______________________________________
                  Applicable Conversion Price:_____________________________
                  Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:_________________________________
                  Signature:_______________________________________________
                  Name:____________________________________________________
                  Address:_________________________________________________

      The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.

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